Exhibit (a)(1)(B)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

Letter of Transmittal

To Tender Shares of Common Stock
of
Cardiac Science Corporation
at $2.30 per Share
by

Jolt Acquisition Company

a wholly-owned subsidiary
of

Opto Circuits (India) Ltd.

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK
CITY TIME, ON NOVEMBER 30, 2010, UNLESS THE OFFER IS EXTENDED.

The Information Agent, Paying Agent and Depositary for the Offer is:

By Mail BNY Mellon Shareowner Services Attn: Corporate Actions Department Post Office Box 3301 South Hackensack, NJ 07606	By Overnight Courier, Hand or Registered Mail BNY Mellon Shareowner Services Attn: Corporate Actions Department, 27th Floor 480 Washington Blvd — Mail Reorg Jersey City, NJ 07310

By Facsimile Transmission (for Eligible Institutions only): 201-680-4626

Confirm by Telephone: 201-680-4860

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Owner(s)
(If Blank, Please Fill in Exactly as Name(s)	Shares Tendered
Appear(s) on Share Certificate(s))	(Attach Additional List if Necessary)
	Shares	Total Number	Number of
	Certificate	of Shares Represented	Shares
	Number(s)*	By Shares Certificate(s)*	Tendered**

Total Shares

* Need not be completed by Book-Entry Stockholders.
** Unless otherwise indicated, it will be assumed that all shares of common stock, par value $0.001 per share, of Cardiac Science Corporation represented by certificates described above are being tendered hereby. See Instruction 4.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND, IF YOU ARE A U.S. HOLDER, COMPLETE THE SUBSTITUTE FORM W-9 INCLUDED WITH THIS LETTER OF TRANSMITTAL. IF YOU ARE A NON-U.S. HOLDER, YOU MUST OBTAIN AND COMPLETE AN IRS FORM W-8BEN OR OTHER IRS FORM W-8, AS APPLICABLE.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT BNY MELLON SHAREOWNER SERVICES, THE INFORMATION AGENT, PAYING AGENT AND DEPOSITARY FOR THE OFFER, AT (866) 354-3484 (TOLL-FREE).

You have received this Letter of Transmittal in connection with the offer of Jolt Acquisition Company, a Delaware corporation (“Purchaser”) and a wholly-owned subsidiary of Opto Circuits (India) Ltd., a public limited company incorporated under the laws of the nation of India (“Opto Circuits”), to purchase all outstanding shares of Cardiac Science Corporation, a Delaware corporation (“Cardiac Science”), at a price of $2.30 per Share (as defined below), net to the seller in cash, without interest (the “Offer Price”), and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 1, 2010 (the “Offer to Purchase”), and this Letter of Transmittal (the “Letter of Transmittal”) (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, collectively constitute the “Offer”).

You should use this Letter of Transmittal to deliver to BNY Mellon Shareowner Services (“BNY Mellon”) shares of common stock, par value $0.001, of Cardiac Science (the “Shares”) represented by stock certificates for tender. If you are delivering your Shares by book-entry transfer to an account maintained by BNY Mellon at The Depository Trust Company (“DTC”), you may use this Letter of Transmittal or you may use an Agent’s Message (as defined in Instruction 2 below). In this document, stockholders who deliver certificates representing their Shares are referred to as “Certificate Stockholders.” Stockholders who deliver their Shares through book-entry transfer are referred to as “Book-Entry Stockholders.”

If certificates for your Shares are not immediately available or you cannot deliver your certificates and all other required documents to BNY Mellon on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or you cannot comply with the book-entry transfer procedures on a timely basis, you may nevertheless tender your Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to DTC will not constitute delivery to BNY Mellon.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY BNY MELLON WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO BNY MELLON AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Owner(s):

Window Ticket Number (if any) or DTC Participant Number:

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Jolt Acquisition Company, a Delaware corporation (“Purchaser”) and a wholly-owned subsidiary of Opto Circuits (India) Ltd., a public limited company incorporated under the laws of the nation of India (“Opto Circuits”), the above-described shares of common stock, par value $0.001 per share (“Shares”), of Cardiac Science Corporation, a Delaware corporation (“Cardiac Science”), pursuant to the Offer to Purchase, dated November 1, 2010 (the “Offer to Purchase”), at a price of $2.30 per Share, net to the seller in cash, without interest (the “Offer Price”), and less any required withholding taxes, on the terms and subject to the conditions set forth in the Offer to Purchase and this Letter of Transmittal (the “Letter of Transmittal”) (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, collectively constitute the “Offer”). The Offer is being made in connection with the Agreement and Plan of Merger, dated October 19, 2010, as amended on October 29, 2010, among Purchaser, Opto Circuits and Cardiac Science (the “Merger Agreement”). The undersigned understands that Purchaser reserves the right to transfer or assign, from time to time, in whole or in part, subject to the terms of the Merger Agreement, to one or more of its affiliates, the right to purchase the Shares tendered herewith.

On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment and payment for the Shares validly tendered herewith in accordance with the terms of the Offer and not validly withdrawn, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after the date of the Merger Agreement (collectively, “Distributions”)). In addition, the undersigned hereby irrevocably appoints BNY Mellon Shareowner Services (“BNY Mellon”) the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such stockholder’s rights with respect to such Shares and any Distributions (a) to deliver certificates representing Shares (the “Share Certificates”) and any Distributions, or transfer of ownership of such Shares and any Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) to present such Shares and any Distributions for transfer on the books of Cardiac Science, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder’s rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Purchaser will, with respect to the Shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of Cardiac Science’s stockholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, Purchaser accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of stockholders or executing a written consent concerning any matter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any Distributions tendered hereby and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares or the Share Certificate(s) have been endorsed to the undersigned in blank or the undersigned is a participant in DTC whose name appears on a security position listing participant as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by BNY Mellon or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to BNY Mellon for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, subject to the terms and conditions of the Offer, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by BNY Mellon at the address set forth above, together with such additional documents as BNY Mellon may require, or, in the case of Shares held in book-entry form, ownership of Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by BNY Mellon. It is understood that the method of delivery of the Shares, the Share Certificate(s) and all other required documents (including delivery through DTC) is at the option and risk of the undersigned and that the risk of loss of such Shares, Share Certificate(s) and other documents shall pass only after BNY Mellon has actually received the Shares or Share Certificate(s) (including, in the case of a book-entry transfer, by Book-Entry Confirmation (as defined below)).

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the acceptance for payment by Purchaser of Shares tendered pursuant to one of the procedures described in Section 3 of the Offer to Purchase will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment).

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price in the name(s) of, and/or return any Share Certificates representing Shares not tendered or accepted for payment to, the registered owner(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any Share Certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Description of Shares Tendered.” In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Share Certificates representing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.

Issue: ☐  Check and/or  ☐  Share Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered” above.

Deliver: ☐  Check and/or  ☐  Share Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

IMPORTANT — SIGN HERE
(U.S. Holders Please Also Complete the Substitute Form W-9 Below)
(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN
or Other Applicable IRS Form W-8)

(Signature(s) of Stockholder(s))

Dated:  , 2010

(Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name:
(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.

(See Substitute Form W-9 included herewith):

GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only;
see Instructions 1 and 5)

Name of Firm:
(Please Print)

Address:

(Include Zip Code)

Authorized Signature:

Name:
(Please Type or Print)

Area Code and Telephone Number:

Dated:  , 2010

Place Medallion Guarantee in Space Below:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures.  Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in DTC whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered owner has not completed the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an “Eligible Institution”).

2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations.  This Letter of Transmittal is to be completed by stockholders either if Share Certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. A manually executed facsimile of this document may be used in lieu of the original. Share Certificates representing all physically tendered Shares, or confirmation of any book-entry transfer into BNY Mellon’s account at DTC of Shares tendered by book-entry transfer (“Book-Entry Confirmation”), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, unless an Agent’s Message in the case of a book-entry transfer is utilized, and any other documents required by this Letter of Transmittal, must be received by BNY Mellon at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Please do not send your Share Certificates directly to Purchaser, Opto Circuits or Cardiac Science.

Stockholders whose Share Certificates are not immediately available or who cannot deliver all other required documents to BNY Mellon on or prior to the Expiration Date or who cannot comply with the procedures for book-entry transfer on a timely basis, may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by BNY Mellon prior to the Expiration Date, and (c) Share Certificates representing all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to such Shares), as well as a Letter of Transmittal (or facsimile thereof), properly completed and duly executed with any required signature guarantees (unless, in the case of a book-entry transfer, an Agent’s Message is utilized), and all other documents required by this Letter of Transmittal, must be received by BNY Mellon within three NASDAQ Global Market trading days after the date of execution of such Notice of Guaranteed Delivery.

A properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery of Share Certificates to BNY Mellon.

The term “Agent’s Message” means a message, transmitted by DTC to, and received by, BNY Mellon and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE SHARE CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY BNY MELLON (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

All questions as to validity, form, eligibility (including time of receipt) and acceptance of the surrender of any Share Certificate hereunder will be determined by Purchaser in its sole and absolute discretion (provided that Purchaser may delegate such power in whole or in part to BNY Mellon). Purchaser reserves the right to waive any irregularities or defects in the surrender of any Shares or Share Certificate(s). A surrender will not be deemed to have been made until all irregularities have been cured or waived. Purchaser and BNY Mellon shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to BNY Mellon.

3. Inadequate Space.  If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4. Partial Tenders (Applicable to Certificate Stockholders Only).  If fewer than all the Shares evidenced by any Share Certificate delivered to BNY Mellon are to be tendered, fill in the number of Shares which are to be tendered in the column titled “Number of Shares Tendered” in the box titled “Description of Shares Tendered.” In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to BNY Mellon will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.

If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Shares are registered in the names of different owner(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Shares.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

6. Transfer Taxes.  Except as set forth herein, Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Shares to it or to its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include, among other taxes, income or backup withholding taxes). If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Share Certificates not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates listed in this Letter of Transmittal.

7. Special Payment and Delivery Instructions.  If a check is to be issued in the name of, and/or Share Certificates representing Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders delivering Shares tendered hereby or by Agent’s Message by book-entry transfer may request that Shares not purchased be credited to an account maintained at DTC as such stockholder may designate in the box titled “Special Payment Instructions” herein. If no such instructions are given, all such Shares not purchased will be returned by crediting the same account at DTC as the account from which such Shares were delivered.

8. Requests for Assistance or Additional Copies.  Questions or requests for assistance may be directed to BNY Mellon at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from BNY Mellon as set forth below, and will be furnished at Purchaser’s expense.

9. Backup Withholding.  In order to avoid U.S. federal “backup withholding”, currently at a rate of 28% (which rate is scheduled to increase to 31% for taxable years beginning after December 31, 2010), with respect to cash received in exchange for Shares pursuant to the Offer, a stockholder submitting Shares must (a) provide BNY Mellon with a properly completed Substitute Form W-9, included in this Letter of Transmittal, indicating an exemption from backup withholding and sign such form under penalties of perjury or (b) provide BNY Mellon with a properly completed IRS Form W-8BEN and/or other applicable IRS Form W-8, and sign such form(s) under penalties of perjury. IRS Form W-8BEN and other IRS Forms W-8 are available from BNY Mellon or from the Internal Revenue Service web site, at http://www.irs.gov. Please see “Important Tax Information” below. Failure to provide correct information may subject the stockholder to various penalties.

10. Lost, Destroyed, Mutilated or Stolen Share Certificates.  If any Share Certificate has been lost, destroyed, mutilated or stolen, the stockholder should promptly notify Cardiac Science’s stock transfer agent, BNY Mellon Shareowner Services, at (866) 354-3484 (toll free). The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificates have been followed.

11. Waiver of Conditions.  Subject to the terms and conditions of the Merger Agreement and the applicable rules and regulations of the Commission, the conditions of the Offer may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT’S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY BNY MELLON ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

For purposes of this summary, a “U.S. holder” means a beneficial owner of Shares that is, for United States federal income tax purposes, (i) a citizen or resident of the United States, (ii) a domestic partnership (or any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) or a domestic corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes), (iii) any estate the income of which is subject to U.S. federal income tax regardless of source, and (iv) any trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or (B) such trust has otherwise validly elected to be treated as a U.S. person for U.S. federal income tax purposes.

A “non-U.S. holder” for purposes of this summary means a beneficial owner of Shares (other than a partnership, including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) that is not a U.S. holder.

Under United States federal income tax laws, as described in more detail below, we are generally required to report any cash payment made to a holder of Shares surrendered in the Offer to such holder and to the United States Internal Revenue Service (“IRS”) and we may be required to “backup withhold” at the current rate of 28% of any such payment (which rate is scheduled to increase to 31% for taxable years beginning after December 31, 2010).

To avoid such backup withholding, a U.S. holder whose Shares are submitted herewith should provide BNY Mellon a properly completed Substitute Form W-9, which is included herewith, signed under penalties of perjury, including such holder’s correct Taxpayer Identification Number (“TIN”) (generally, such holder’s social security or employer identification number) and certifying that the holder is not subject to backup withholding and that the holder is a U.S. person. A U.S. holder of Shares is required to give BNY Mellon the correct TIN of the record owner of the Shares being submitted for payment in connection herewith. If the Shares are registered in more than one name or are not registered in the name of the actual owner, please consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the holder does not have a TIN, the holder should write “Applied For” in the space provided for the TIN and the payments to the holder will be subject to backup withholding. For more information regarding which TIN to provide, please consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Certain holders (including, among others, most corporations and non-U.S. holders) are exempt from these backup withholding and reporting requirements on certain payments. To avoid possible erroneous backup withholding, exempt persons who are U.S. holders are not subject to backup withholding and should indicate their exempt status on the Substitute Form W-9 by entering their correct TIN, marking the appropriate box and signing and dating the Substitute Form W-9 in the space provided.

A non-U.S. holder should submit to BNY Mellon the appropriate version of an IRS Form W-8, properly completed, including certification of such holder’s foreign status, and signed under penalty of perjury. Generally, a foreign individual or a foreign corporation that is not a pass-through entity for U.S. federal income tax purposes and is not engaged in a trade or business within the United States would provide an IRS Form W-8BEN. Non-U.S. holders should carefully read the instructions to IRS Form W-8BEN and, if applicable, complete the required information, sign and date the IRS Form W-8BEN and return the form to BNY Mellon with the completed Letter of Transmittal. In certain cases, IRS Form W-8BEN may not be the proper IRS form to be completed and returned, depending on the status of the foreign person claiming exemption from backup withholding. A Non-U.S. holder that is a pass-through entity for U.S. federal income tax purposes and is not engaged in a trade or business within the United States would generally provide a Form W-8BEN and/or a Form W-8IMY (which may require additional Forms W-8BEN for its beneficial owners), depending on its particular circumstances. A foreign individual or a foreign entity that is engaged in a trade or business within the United States may be required to provide a Form W-8ECI (rather than a Form W-8BEN and/or W-8IMY). IRS Form W-8BEN and other IRS Forms W-8 are available from BNY Mellon or from the IRS web site, at http://www.irs.gov.

If BNY Mellon is not provided with a properly completed Substitute Form W-9 or an IRS Form W-8BEN or other applicable IRS Form W-8, the holder may be subject to a $50 penalty imposed by the IRS and any reportable payments made to the holder pursuant to the Offer may be subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against the holder’s United

States federal income tax liability, if any, provided that the holder furnishes the required information to the IRS in a timely manner.

Taxes withheld from amounts payable in connection with Offer will be treated for all purposes as having been paid to the persons with respect to whom such amounts were withheld.

Please consult your accountant or tax advisor for further guidance regarding the completion of Substitute Form W-9, IRS Form W-8BEN, or another version of IRS Form W-8 to claim exemption from backup withholding, or contact BNY Mellon.

IRS CIRCULAR 230 DISCLOSURE.  TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE IRS, WE INFORM YOU THAT ANY TAX ADVICE CONTAINED IN THIS COMMUNICATION (INCLUDING ANY ATTACHMENTS) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF (I) AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY MATTERS ADDRESSED HEREIN.

TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS
(See Instruction 9)
PAYOR: BNY Mellon Shareowner Services

SUBSTITUTE FORM W-9	Name: Address: City/State/Zip:
Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number (TIN) and Certification	Check appropriate box:

Individual/Sole Proprietor  ☐            Corporation  ☐

Partnership  ☐                   Other (specify)  ☐

Limited Liability Company  ☐           Exempt from Backup Withholding  ☐
Enter tax classification (D=disregarded entity,
C=corporation, P=partnership)

Part I. — Please provide your taxpayer identification number in the space at right. If awaiting TIN, write “Applied For” in space at right and complete the Certificate of Awaiting Taxpayer Identification Number below.

NOTE: If the account is in more than one name, see the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” that follows for whose number to enter.
SSN: Or EIN:

Part II. — For Payees exempt from backup Identification Number on Substitute Form W-9 withholding, see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” and complete as instructed therein.

Part III. — CERTIFICATION

Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or, as indicated, I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. citizen or other U.S. person (including a U.S. resident alien as determined for U.S. federal income tax purposes).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

	Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payor — Social security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payor.

Give the Name and Social
Security Number
For this type of account:		of—
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	(a) The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship account or disregarded entity owned by an individual	The owner(3)

Give the Name and
Employer Identification
For this type of account:		Number of—
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate or pension trust	The legal entity(4)
8.	Corporate account or LLC electing corporate status on IRS Form 8832	The corporation
9.	Partnership account (or multiple-member LLC) held in the name of the business	The partnership
10.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	Show the name of the owner. You must show your individual name, but you may also enter your business or “doing business as” name. Either your social security number or employer identification number (if you have one) may be used.

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number (“TIN”) you should apply for one immediately. You may obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form online at www.socialsecurity.gov. You may obtain W-7, Application for IRS Individual Taxpayer Identification Number, and Form SS-5, Application for Employer Identification Number, from the Internal Revenue Service (“IRS”) by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS website at www.irs.gov. If you do not have a TIN, write “Applied For” in the space for the TIN.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on all dividend and interest payments and on broker transactions include the following:

•	A corporation.

•	A financial institution.

•	An organization exempt from tax under Section 501(a), or an individual retirement account, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A foreign government or any of its political subdivisions, agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

Certain other payees may be exempt from backup withholding on either dividend and interest payments or broker transactions. You should consult your tax advisor to determine whether you might be exempt from backup withholding. Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. Complete the Substitute Form W-9 as follows:

ENTER YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX MARKED “EXEMPT FROM BACKUP WITHHOLDING”, SIGN AND DATE THE FORM AND RETURN THE FORM TO THE PAYOR.

IF YOU ARE A NONRESIDENT ALIEN OR FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, PLEASE PROVIDE THE PAYOR THE APPROPRIATE COMPLETED IRS FORM W-8.

Private Act Notice

Section 6109 requires you to provide your correct taxpayer identification number to payors who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payors must be given numbers whether or not recipients are required to file tax returns. Payors must generally withhold currently at a rate of 28% (which rate is scheduled to increase to 31% for taxable years beginning after December 31, 2010) of any taxable interest, dividend and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number — If you fail to furnish your correct taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure, unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

The Information Agent, Paying Agent and Depositary for the Offer Is:

By Telephone: 9:00 a.m. to 7:00 p.m., New York City time, Monday through Friday, except for bank holidays:

From within the U.S., Canada or Puerto Rico:
866-354-3484 (Toll-Free)

By Mail BNY Mellon Shareowner Services Attn: Corporate Actions Department Post Office Box 3301 South Hackensack, NJ 07606	By Overnight Courier, Hand or Registered Mail BNY Mellon Shareowner Services Attn: Corporate Actions Department, 27th Floor 480 Washington Blvd — Mail Reorg Jersey City, NJ 07310

By Facsimile Transmission (for Eligible Institutions only): 201-680-4626

Confirm by Telephone: 201-680-4860